[Nationwide DestinationSM Future New York

Variable Annuity]

Application for

Individual Flexible Purchase Payment Variable Deferred Annuity

Minimum Initial Purchase Payment of [$15,000]

Nationwide Life Insurance Company

[PO Box 182021, Columbus, OH 43218-2021]• Phone: [800-848-6331] Express Mail: [3400 Southpark Place Ste A, DSPF-F4, Grove City, OH 43123-4856]

1.	Parties to the Contract (Please print)

1a.	Contract Owner

Name (First, MI, Last): [John D. Doe]

Employer/Trust Name (if applicable):
(Additional forms required. See the New Business Enrollment packet.)

Birth Date: [08/07/1965] Sex: ☒ M ☐ F SSN/Tax ID: [123-45-6789]

Street: [1234 AnyStreet]

City: [AnyPlace] State: [AnyState] ZIP: [12345]

Email: [emailaddress@gmail.com] Phone Number: [ 614-555-5555]

Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.

1b.	Joint/Contingent Owner

Check one box only: ☒ Joint Owner (Available only with Non-Qualified Contracts.)

                                            ☐ Contingent Owner (Available only with Non-Qualified Contracts.)

Name (First, MI, Last): [Jane B. Doe]

Birth Date: [ 06/01/1965]         Sex: ☐ M    ☒    F    SSN/Tax ID: [987-65-4321]

Address: ☒ Same address as owner or fill out address below

Street:

City:                                                                                                      State:                                   ZIP:

Email: [emailaddress@gmail.com] Phone Number: [614-555-5555]

Nationwide strives to provide excellent customer service to our Members. By providing your telephone number, you authorize the Nationwide Family of Companies to contact you via telephone using automated technology to assist you with your account.

1c.	Annuitant Complete only if different from Contract Owner or if Contract Owner is a non-natural owner or a Trust. (Annuitant must be age [90] or younger.)

Name (First, MI, Last):

Relationship to Contract Owner:

Birth Date:                              Sex: ☐ M    ☐ F     SSN/Tax ID:

Address: ☐ Same address as owner or fill out address below

Street:

City:                                                                                                     State:                                  ZIP:

Email:                                                                                  Phone Number:

VAAA-0145NY	Page 1 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

1.	Parties to the Contract (continued)

1d.

Co-Annuitant Complete only if electing a Death Benefit with Spousal Protection in section 4b. (With Death Benefits with Spousal Protection, both spouses will automatically be Primary Beneficiaries. When the Contract Owner named in Section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person.)

☒ Same as Joint Owner

Name (First, MI, Last):

Birth Date:                              Sex: ☐ M    ☐ F     SSN/Tax ID:

Address: ☐ Same address as owner or fill out address below

Street:

City:                                                                                                    State:                                  ZIP:

Email:                                                                                          Phone Number:

1e.	Contingent Annuitant (Must be age [85] or younger.)

Name (First, MI, Last): [Julie C. Doe]

Birth Date: [05/21/1966] Sex: ☐ M     ☒ F     SSN/Tax ID: [xxx-xx-xxxx]

Address: ☐ Same address as owner or fill out address below

Street: [1234 Anystreet ]

City: [AnyPlace]     State: [AnyState]     ZIP: [12345-6789]

Email: [emailaddress@gmail.com] Phone Number: [ 614-222-2222]

1f.

Beneficiaries Allocation to all Primary Beneficiaries must equal 100%. Contingent Beneficiaries must also equal 100%. Providing your Beneficiaries social security numbers (SSN) will help expedite Beneficiary claims and will ensure that Nationwide can properly identify your Beneficiaries.

Primary Beneficiaries Allocations must equal 100%. ☒ Pay all Primary Beneficiaries equally

Legal Name (First, MI, Last): [Beneficiary One]

Relationship to Annuitant: [Other]     Allocation (whole % only): [50] %

Birth Date: [12/25/2000]     Sex: ☒ M     ☐ F     SSN/Tax ID: [xxx-xx-xxxx]

Address: ☐ Same address as owner or fill out address below

Street: [789 E. Main Street, Suite 123]

City: [Columbus]     State: [OH]     ZIP: [43213]

Email: [emailaddress@gmail.com]     Phone Number: [ 614-222-2222]

Legal Name (First, MI, Last): [Beneficiary Two]

Relationship to Annuitant: [Other]     Allocation (whole % only): [50] %

Birth Date: [12/18/2001]     Sex: ☐ M     ☒ F     SSN/Tax ID: [xxx-xx-xxxx]

Address: ☐ Same address as owner or fill out address below

Street: [789 E. Main Street, Suite 312]

City: [Columbus]     State: [OH]     ZIP: [43213]

Email: [emailaddress@gmail.com]     Phone Number: [740-555-5555]

If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in New Business Enrollment Packet).

VAAA-0145NY	Page 2 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

1. Parties to the Contract (continued)

Contingent Beneficiaries    Allocations must equal 100%.     ☒ Pay all Contingent Beneficiaries equally

Legal Name (First, MI, Last):     [Beneficiary One]

Relationship to Annuitant: [Other]     Allocation (whole % only): [50] %

Birth Date: [12/25/2000]     Sex: ☒ M     ☐ F     SSN/Tax ID: [xxx-xx-xxxx]

Address: ☐ Same address as owner or fill out address below

Street: [1234 AnyStreet]

City: [AnyCity]     State: [AnyState]     ZIP: [12345-6789]

Email: [emailaddress@gmail.com]     Phone Number: [614-222-2222]

Legal Name (First, MI, Last): [Beneficiary Two ]

Relationship to Annuitant: [Other]     Allocation (whole % only): [50] %

Birth Date: [12/18/2001]     Sex: ☐ M    ☒ F     SSN/Tax ID: [xxx-xx-xxxx]

Address: ☐ Same address as owner or fill out address below

Street: [1234 AnyStreet, Suite 321]

City: [AnyCity]     State: [AnyState]     ZIP: [12345-6789]

Email: [emailaddress@gmail.com]     Phone Number:

If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in New Business Enrollment Packet).

2.	Contract Information

2a.	Contract Type Must specify by checking a box.

☒ Non-Qualified ☐ Non Naturally Owned Non-Qualified* ☐ Custodial Owned IRA

☐ Traditional IRA – Tax Year: ☐ CRT* (Charitable Remainder Trust)

☐ Roth IRA – Tax Year: Tax Year Roth IRA started:

☐ SIMPLE IRA* ☐ SEP IRA* ☐ 401(a)* (Investment Only) ☐ 401(k)*

☐ Beneficially Owned Non-Qualified* ☐ Beneficially Owned/Inherited IRA*

☐ Beneficially Owned/Inherited Roth IRA*

*Additional forms required.

2b.	Transfer Authorization for Registered Representative

☒ By checking this box, you have authorized and directed Nationwide to accept instructions from the Registered Representative signing this application to execute exchanges among the investment options available under your Contract and/ or to allocate any future Purchase Payments on your behalf. This power is personal to the Registered Representative, but may be delegated by written notification to Nationwide and only to individuals employed or under control of the Registered Representative for administrative/ processing purposes. This power is not available for use by any person or organization providing any type of market-timing advice or service. Nationwide may revoke the authority of the Registered Representative to act on your behalf at any time by written notification to you.

2c. Purchase Payment

Approximate Amount: $ [ 15,000 ] ([$15,000]initial minimum.)

Payment Submitted Via: ☒  Check     ☐  Wire     ☐ 1035(a) Exchange*     ☐ Transfer/Rollover*

Source of Funds:

*Additional forms required. Please see the New Business Enrollment Packet.

VAAA-0145NY	Page 3 of 11	(NEW YORK) [NWFNN/Q (06/2020) ]

3.	Living Benefits (Choose only one option)

Election of Options within this section increases the Variable Account charges on your Contract. Election of a Living Benefit with the Joint Option may also result in lower Lifetime Withdrawal Percentages. Once elected, a Living Benefit is irrevocable. Consult your prospectus.

3a.	Living Benefit Options

Must select one, cannot change once elected

I elect:

☒	Nationwide Lifetime Income Rider+SM Core (Nationwide L.inc+SM Core)

Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the age of [50] and [85]. Complete Investment Options in Section 3d. If you would like the Joint Option complete Section 3b.

☐	Nationwide Lifetime Income Rider+SM Accelerated (Nationwide L.inc+SM Accelerated)

Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the age of [50] and [85]. Complete Investment Options in Section 3e. If you would like the Joint Option complete Section 3b.

☐	Nationwide Lifetime Income Rider+SM Max (Nationwide L.inc+SM Max)

Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the age of[50] and[85]. Complete Investment Options in Section 3e. If you would like the Joint Option complete Section 3b.

3b.	Joint Option

Only available with Living Benefits

By electing the Joint Option, you are accepting additional charges and/or lower Lifetime Withdrawal Percentages. See your prospectus for additional information. You are also naming your spouse as a Joint Determining Life. This benefit will allow the income from your Living Benefit to continue to the Joint Determining Life after the death of the Determining Life. Please note that the Lifetime Income Percentage will be based on the age of the younger spouse. The Determining Life and Joint Determining Life will be named as sole Primary Beneficiaries. When the Contract Owner named in section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person.

Not available with CRT (Charitable Remainder Trust) Contracts.

Joint Determining Life must be between the ages of [50] and [85].

☐ Joint Option ☐ Same as Co-Annuitant

Name (First, MI, Last):

Birth Date (MM/DD/YYYY):	Sex: ☐ M ☐ F SSN/Tax ID:

Email:	Phone Number:

3c.	Living Benefits: When do you anticipate beginning Lifetime Income Withdrawals?

☐	Immediately (Additional forms required. Please see the New Business enrollment packet)

☐	In years (Additional forms required when you begin taking withdrawals)

☒	Not sure

If you want to begin immediate income, you must complete the Lifetime Income Administrative form in the New Business Enrollment Packet.

VAAA-0145NY	Page 4 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

3.	Living Benefits (continued)

3d.	Nationwide L.inc+SM Core Investment Options

Select one or more funds from Box A, OR one model from Box B.

A Whole percentages only. Must add up to 100%.
% Fidelity VIP Freedom Fund 2010 Portfolio
% NVIT BlueprintSM Conservative Fund
% NVIT BlueprintSM Moderately Conservative Fund
% NVIT BlueprintSM Balanced Fund
% NVIT BlueprintSM Managed Growth & Income Fund
% NVIT BlueprintSM Managed Growth Fund
% NVIT BlueprintSM Moderate Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Investor Dest. Moderate Fund
% NVIT Managed American Funds Asset Allocation Fund

= 100%

B	Elect one option only. 100% of the variable money in the Contract will be allocated to option elected.
☒	American Funds Option

34% American Funds NVIT Growth-Income Fund

33% American Funds NVIT Asset Allocation Fund

33% American Funds NVIT Bond Fund

☐	American Funds Managed Option

34% NVIT Managed American Funds Growth-Income Fund

33% NVIT Managed American Funds Asset Allocation Fund

33% American Funds NVIT Bond Fund

☐	BlackRock Option

34% BlackRock NVIT Equity Dividend Fund

33% BlackRock NVIT Managed Global Allocation Fund

33% BlackRock Total Return VI Fund

☐	Fidelity® VIP Funds Option

30% Fidelity VIP Growth & Income Portfolio

35% Fidelity VIP Balanced Portfolio

35% Fidelity VIP Investment Grade Bond Portfolio

☐	NVIT iShares Option

50% NVIT iShares Fixed Income ETF Fund

50% NVIT iShares Global Equity ETF Fund

☐	J.P. Morgan Option

34% JPMorgan Insurance Trust Core Bond Port

33% NVIT J.P. Morgan Disciplined Equity Fund

33% NVIT J.P. Morgan MozaicSM Multi-Asset Fund

☐	Nationwide Custom Choice

Nationwide Custom Choice requires submission of a Custom Choice Administrative form which is located in the New Business Enrollment Packet.

3e.	Nationwide L.inc+SM Accelerated and Nationwide L.inc+SM Max Investment Options

Select one or more funds from Box A, OR one model from Box B.

A Whole percentages only. Must add up to 100%.
% Fidelity VIP Freedom Fund 2010 Portfolio
% NVIT BlueprintSM Capital Appreciation Fund
% NVIT BlueprintSM Conservative Fund
% NVIT BlueprintSM Moderately Conservative Fund
% NVIT BlueprintSM Balanced Fund
% NVIT BlueprintSM Managed Growth & Income Fund
% NVIT BlueprintSM Managed Growth Fund
% NVIT BlueprintSM Moderate Fund
% NVIT BlueprintSM Moderately Agressive Fund
% NVIT BlueprintSM Agressive Fund
% NVIT Investor Dest. Capital Appreciation Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Investor Dest. Moderate Fund
% NVIT Investor Dest. Moderately Aggressive Fund
% NVIT Investor Dest. Agressive Fund
% NVIT Managed American Funds Asset Allocation Fund
= 100%

B	Elect one option only. 100% of the variable money in the Contract will be allocated to option elected.
☐	American Funds Option

34% American Funds NVIT Growth-Income Fund

33% American Funds NVIT Asset Allocation Fund

33% American Funds NVIT Bond Fund

☐	American Funds Managed Option

34% NVIT Managed American Funds Growth-Income Fund

33% NVIT Managed American Funds Asset Allocation Fund

33% American Funds NVIT Bond Fund

☐	BlackRock Option

34% BlackRock NVIT Equity Dividend Fund

33% BlackRock NVIT Managed Global Allocation Fund

33% BlackRock Total Return VI Fund

☐	Fidelity® VIP Funds Option

30% Fidelity VIP Growth & Income Portfolio

35% Fidelity VIP Balanced Portfolio

35% Fidelity VIP Investment Grade Bond Portfolio

☐	NVIT iShares Option

50% NVIT iShares Fixed Income ETF Fund

50% NVIT iShares Global Equity ETF Fund

☐	J.P. Morgan Option

34% JPMorgan Insurance Trust Core Bond Port

33% NVIT J.P. Morgan Disciplined Equity Fund

33% NVIT J.P. Morgan MozaicSM Multi-Asset Fund

☐	Nationwide Custom Choice

Nationwide Custom Choice requires submission of a Custom Choice Administrative form which is located in the New Business Enrollment Packet.

VAAA-0145NY	Page 5 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

4.	Death Benefit Options

Election of Options within this section increases the Variable Account charges on your Contract. Consult your prospectus.

If a Death Benefit option is not elected, we will default to the standard death benefit.

I elect (choose only one option from Section 4a. or 4b.)

4a. Death Benefits

☐	Highest Anniversary Death Benefit Option

(Annuitant, age [80] or younger.)

☐	Return of Premium Death Benefit Option

(Annuitant, age [85] or younger.)

4b. Spousal Protection Options

☐	Highest Anniversary Death Benefit with Spousal Protection Option

(Annuitant/Co-Annuitant, age [80] or younger.)

☐	Return of Premium Death Benefit with Spousal Protection Option

(Annuitant/Co-Annuitant, age [85] or younger.)

VAAA-0145NY	Page 6 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

5.	Asset Rebalancing

The Contract Value will be rebalanced based on the variable fund Purchase Payment allocations elected on the application at the frequency selected below unless subsequently changed. Please note that if elected, asset rebalancing will apply to all funds.

☐ Quarterly        ☐ Semi-Annually        ☐ Annually

6.	Dollar Cost Averaging (DCA)

If the DCA Option is elected, your Purchase Payment will be invested in the fund you choose below and transferred to the variable fund allocations elected on the application. If the DCA Option is not elected, DCA will not be established.

I elect:

☐	Standard DCA – Choose only one fund from the list below.

This DCA Option is NOT available if you have elected a Living Benefit.

Dollar Amount to DCA Monthly: $

☐ NVIT Core Bond Fund

☐ NVIT Government Bond Fund

☐ NVIT Government Money Market Fund

☐ NVIT Short Term Bond Fund

☐ PIMCO VIT Short-Term Portfolio

VAAA-0145NY	Page 7 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

7. Investment Options (Do not complete this section if you elected a Living Benefit in Section 3a.)

Purchase Payment Allocation and Disclosures

Funds designated by an * may include additional restrictions and/or charges. Please review the underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.

Must be whole percentages and must add up to 100%.

American Century Variable Portfolios
% American Century VP Inflation Protection Fund
American Funds Insurance Series®
% American Funds Insurance Series® Blue Chip Income & Growth FundSM
% American Funds Insurance Series® International FundSM
% American Funds Insurance Series® New World Fund®
BlackRock Variable Series Funds II
% BlackRock Global Allocation VI Fund
% BlackRock High Yield VI Fund
% BlackRock Total Return VI Fund
BNY Mellon Investment Portfolios
% BNY Mellon IP MidCap Stock Portfolio
Columbia Funds Variable Series Trust
% Columbia VP High Yield Bond Fund
Delaware Variable Insurance Product Trust
% Delaware VIP® Small Cap Value Series
Eaton Vance Variable Trust
% Eaton Vance VT Floating-Rate Income Fund
Fidelity® Variable Insurance Product Funds
% Fidelity VIP Balanced Portfolio
% Fidelity VIP Energy Portfolio
% Fidelity VIP Freedom Fund 2010 Portfolio
% Fidelity VIP Growth Portfolio
% Fidelity VIP Growth & Income Portfolio
% Fidelity VIP Investment Grade Bond Portfolio
% Fidelity VIP Real Estate Portfolio
Franklin Templeton Variable Insurance Products Trust
% Franklin Income VIP Fund
Goldman Sachs Variable Insurance Trust
% Goldman Sachs VIT Multi-Strategy Alternatives Portfolio
Invesco
% Invesco Oppenheimer V.I. Global Fund
% Invesco Oppenheimer V.I. International Growth Fund
% Invesco Oppeneheimer V.I. Main Street Small Cap Fund
Janus Henderson Variable Insurance Trust
% Janus Henderson VIT Enterprise Portfolio
% Janus Henderson VIT Flexible Bond Portfolio
% Janus Henderson VIT Global Technology Portfolio

JPMorgan Investment Management
% JPMorgan Insurance Trust Core Bond Portfolio
Lazard Retirement Series
% Lazard Retirement Emerging Markets Equity Portfolio
Lord Abbett Series Funds
% Lord Abbett Series Fund Short Duration Income Portfolio
% Lord Abbett Series Fund Total Return Portfolio
MainStay VP Funds Trust
% MainStay VP MacKay Convertible Portfolio
MFS® Variable Insurance Trust
% MFS® VIT Utilities Portfolio
% MFS® VIT New Discovery Portfolio
% MFS® VIT Total Return Bond Portfolio
MFS® Variable Insurance Trust II
% MFS® VIT Blended Research® Core Equity Portfolio
% MFS® VIT International Growth Portfolio
MFS® Variable Insurance Trust III
% MFS® VIT Mid Cap Value Portfolio
Morgan Stanley Investment Management
% Morgan Stanley VIF Global Infrastructure Portfolio
% Morgan Stanley VIF Global Real Estate Portfolio
Nationwide Variable Insurance Trust (NVIT)
% American Funds NVIT Asset Allocation Fund
% American Funds NVIT Bond Fund
% American Funds NVIT Global Growth Fund
% American Funds NVIT Growth Fund
% American Funds NVIT Growth-Income Fund
% Amundi NVIT Multi Sector Bond Fund
% BlackRock NVIT Equity Dividend Fund
% BlackRock NVIT Managed Global Allocation Fund
% DoubleLine NVIT Total Return Tactical Fund
% Federated NVIT High Income Bond Fund
% Neuberger Berman NVIT Multi Cap Opportunities Fund
% NVIT BlueprintSM Aggressive Fund
% NVIT BlueprintSM Balanced Fund
% NVIT BlueprintSM Capital Appreciation Fund
% NVIT BlueprintSM Conservative Fund
% NVIT BlueprintSM Managed Growth & Income Fund
% NVIT BlueprintSM Managed Growth Fund
% NVIT BlueprintSM Moderate Fund

% NVIT BlueprintSM Moderately Aggressive Fund
% NVIT BlueprintSM Moderately Conservative Fund
% NVIT Core Bond Fund
% NVIT Core Plus Bond Fund
% NVIT DFA Capital Appreciation Fund
% NVIT DFA Moderate Fund
% NVIT Emerging Markets Fund
% NVIT Government Bond Fund
% NVIT Government Money Market Fund
% NVIT International Index Fund
% NVIT Investor Dest. Aggressive Fund
% NVIT Investor Dest. Balanced Fund
% NVIT Investor Dest. Capital Appreciation Fund
% NVIT Investor Dest. Conservative Fund
% NVIT Investor Dest. Managed Growth & Income Fund
% NVIT Investor Dest. Managed Growth Fund
% NVIT Investor Dest. Moderate Fund
% NVIT Investor Dest. Moderately Aggressive Fund
% NVIT Investor Dest. Moderately Conservative Fund
% NVIT iShares Fixed Income ETF Fund
% NVIT iShares Global Equity ETF Fund
% NVIT J.P. Morgan Disciplined Equity Fund
% NVIT J.P. Morgan MozaicSM Multi-Asset Fund
% NVIT Managed American Funds Asset Allocation Fund
% NVIT Managed American Funds Growth-Income Fund
% NVIT Mellon Dynamic U.S. Core Fund
% NVIT Mellon Dynamic U.S. Equity Income
% NVIT Mid Cap Index Fund
% NVIT Multi-Manager International Growth Fund
% NVIT Multi-Manager International Value Fund
% NVIT Multi-Manager Large Cap Growth Fund
% NVIT Multi-Manager Large Cap Value Fund
% NVIT Multi-Manager Mid Cap Growth Fund
% NVIT Multi-Manager Mid Cap Value Fund
% NVIT Multi-Manager Small Cap Growth Fund
% NVIT Multi-Manager Small Cap Value Fund
% NVIT Multi-Manager Small Company Fund
% NVIT Newton Sustainable U.S. Equity Fund
% NVIT S&P 500 Index Fund
% NVIT Short Term Bond Fund
% NVIT Small Cap Index Fund

VAAA-0145NY	Page 8 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

7. Investment Options (Do not complete this section if you elected a Living Benefit in Section 3a.)

Purchase Payment Allocation and Disclosures

Funds designated by an * may include additional restrictions and/or charges. Please review the underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.

Must be whole percentages and must add up to 100%.

PIMCO Variable Insurance Trust
% PIMCO VIT All Asset Portfolio
% PIMCO VIT CommodityRealReturn® Strategy Portfolio
% PIMCO VIT Emerging Markets Bond Portfolio
% PIMCO VIT Income Advisor Portfolio
% PIMCO VIT International Bond Portfolio (U.S. Dollar-hedged)
% PIMCO VIT International Bond Portfolio (Unhedged)
% PIMCO VIT Short-Term Portfolio
% PIMCO VIT Low Duration Portfolio
Putnam Variable Trust
% Putnam VT Equity Income Fund
T. Rowe Price Equity Series
% T. Rowe Price Health Sciences Portfolio
VanEck VIP Trust
% VanEck VIPT Global Gold Fund
% VanEck VIPT Global Hard Assets Fund

VAAA-0145NY	Page 9 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

8. Contract Owner Signatures and Authorizations

8a. Replacement Information

☐ Yes    ☒ No     Do you have existing life insurance or annuity Contracts?

☐ Yes    ☒ No     Is the applied for Contract intended to replace, discontinue or change any existing life insurance or                              annuity contracts?

Please complete the Nationwide Life Insurance Company New York Regulation 60 Annuity Insurance Definition of Replacement form. If a replacement is occuring, please also complete the Nationwide Life Insurance Company New York Regulation 60 Annuity Insurance Replacement Packet and submit the first stage Regulation 60 paperwork prior to completing this application.

8b. Acknowledgements, Disclosure and Signatures

I acknowledge that I have received and understand the current prospectus for this variable annuity Contract, and that by signing this application I understand and acknowledge the following:

Annuity payments, Death Benefits, Surrender Values, and other Contract Values provided by this Contract, when based on the investment experience of a separate account, may increase or decrease and are not guaranteed as to fixed-dollar amount, unless otherwise specified.

•

Total cumulative Purchase Payments under the Contract and any other annuity contract issued by Nationwide with the same Contract Owner, Joint Owner, Annuitant, Co-Annuitant, [Determining Life and/ or Joint Determining Life if applicable,] may not exceed $1,000,000 unless Nationwide agrees in writing to accept Purchase Payments exceeding $1,000,000. Any excess amount not accepted will be returned to the Contract Owner. [If an optional Living Benefit is elected in Section 3, Nationwide reserves the right to restrict subsequent Purchase Payments.]

•

I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if I plan to change the Contract Owner or assign benefits under the Contract, the Contract will not meet this objective.

•

I understand that a change of a Contract Owner or assignment of the Contract may result in the termination or reduction of the Death Benefit under the Contract, any elected Death Benefit option, [and/or Living Benefit. ]

•

I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if the Annuitant I am naming has been diagnosed with or had any indication of an illness expected to result in death within 12 months, the Contract will not meet this objective.

When you sign this application, you are agreeing to the elections you have made and acknowledging your understanding of the terms and conditions described in this application. If you have any questions, ask your Registered Representative BEFORE you sign this application.

The Application is attached to and made part of the Contract.

Contract Owner Signature:	[John A. Doe]

Joint Contract Owner Signature (if any):	[Jane B. Doe]

State In Which Application Was Signed:	[AnyState]	Date:	[06/01/2020]

VAAA-0145NY	Page 10 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]

9.	Primary Registered Representative Information

9a.	Primary Registered Representative Replacement Information

☐ Yes ☒ No	Are you aware of any existing annuities or insurance owned by the applicant?

☐ Yes ☒ No	Is the applied for Contract intended to replace, discontinue or change any existing life insurance or annuity contracts?

9b.	Primary Registered Representative Information (Please print)

Name (First, MI, Last):    [Thomas A. Moore]

Office Street Address:      [444 Anystreet]

City:     [AnyCity]    State:    [Anystate]    ZIP:  [12345-6789]

Phone Number:    [555-555-1234]

Email:    [emailaddress@gmail.com]

Firm Name:  [ABC Producer]

SSN:                                   (Not required if registered representative and firm name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: [Thomas A. Moore]	Date:	[06/01/2020]

Principal’s Signature:	Date:
(If required)

10.  Additional Registered Representative Information

10a. Additional Registered Representative Replacement Information

☐ Yes    ☐ No Are you aware of any existing annuities or insurance owned by the applicant?

☐ Yes    ☐ No Is the applied for Contract intended to replace, discontinue or change any existing life insurance or annuity contracts?

10b. Additional Registered Representative Information (Please print)

Name (First, MI, Last):

Office Street Address:

City:                                                                                                                     State:                        ZIP:

Phone Number:

Email:

Firm Name:

SSN:                                 (Not required if registered representative and firm name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature:                                                                                                                                                    Date:

Principal’s Signature:                                                                                                                                Date:

(If required)

[Nationwide Destination is a service mark of Nationwide Mutual Insurance Company.]

[Nationwide and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. ©2020 Nationwide]

VAAA-0145NY	Page 11 of 11	(NEW YORK) [ NWFNN/Q (06/2020) ]